SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [x] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to (section) 240.14a-11(c) or
        (section) 240.14a-12

                              PHOENIX SERIES FUND
                (Name of Registrant as Specified in its Charter)
                           Thomas N. Steenburg, Esq.
                     c/o Phoenix Duff & Phelps Corporation
                                One American Row
                          Hartford, Connecticut 06115
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

    [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
        or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies;

        2) Aggregate number of securities to which transaction applies;

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);

        4) Proposed maximum aggregate value of transaction;

        5) Total fee paid:___________

    [x] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

        1) Amount Prevously Paid;
        2) Form, Schedule or Registration No.;
        3) Filing Party;
        4) Date Filed;


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                               PHOENIX SERIES FUND



                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                   ----------

                    Notice of Special Meeting of Shareholders
                          to be Held February 20, 1996

                                   ----------

To the Shareholders:

   A Special Meeting in lieu of the Annual Meeting of Shareholders of Phoenix Series Fund (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, February 20, 1996 at 10:00 A.M. for the following purposes:

   (1) To approve or not approve an amendment to the Declaration of Trust regarding the permitted number of Trustees;

   (2) If proposal 1 is approved, to fix at fourteen the number of Trustees to serve until the next Special Meeting of Shareholders or until the election and qualification of their successors, and to elect the number of Trustees so fixed;


   (3) To ratify or reject the selection of Price Waterhouse LLP, independent accountants, as auditors for the Fund for the fiscal year ending October 31, 1995;


   (4) To approve or not approve a change in the Fund's investment restrictions to expressly prohibit investment in real estate limited partnerships;

   (5) To approve or not approve a change in the Fund's investment restrictions to clarify the amount of debt and equity securities of an issuer that may be purchased; and

   (6) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

   These proposals are discussed in detail in the attached Proxy Statement.

   The Board of Trustees has fixed December 27, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Fund and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                 By Order of the Board of Trustees,

                                 G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
January 26, 1996

                              PHOENIX SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                   ----------

                                 PROXY STATEMENT

        A Special Meeting of Shareholders to be Held on February 20, 1996

                                   ----------

                                  INTRODUCTION

  The enclosed proxy is solicited by the Board of Trustees of Phoenix Series Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on Tuesday, February 20, 1996, and at any adjournment thereof. Shareholders of record at the close of business on December 27, 1995 are entitled to notice of and to vote at the meeting or any adjourned session. As of December 27, 1995, there were in the aggregate 541,556,268.0315, Class A shares of each Series of the Fund issued and outstanding and 13,115,904.067 Class B shares of each Series of the Fund issued and outstanding, both Classes of par value of one dollar per share. Each Class A and Class B shareholder will be entitled to one vote for each full share (and fractional vote corresponding to any fractional share) registered in his/her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.

   All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

   In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc., the Fund's investment adviser (the "Investment Adviser"), and persons employed for the purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by the Fund.

   In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.


   This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about January 26, 1996. A copy of the Fund's most recent report will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll free at (800) 243-4361.


Votes Required

  The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the meeting. The holders of each class of shares will be voted together with respect to all Proposals, with one vote per share of the Fund. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) 67% of the shares of the Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The terms "assignment" and "interested person" as used in this Proxy Statement shall have the respective meanings provided therefor in the Investment Company Act of 1940 ("1940 Act").

   If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Security Ownership of Certain Beneficial Owners and Management
  No person or group is known by the Fund to own beneficially more than 5% of the Fund's outstanding shares. The following table sets forth the number of shares of the Fund beneficially owned on December 27, 1995, by each Trustee and nominee for election as a Trustee and by all Trustees and officers of the Fund as a group.

                                       Amount and Nature (1)    Percent Total
Name                                  Of Beneficial Ownership       Shares
------------------------------------  -----------------------  -----------------
C. DUANE BLINN                              22,493.957           less than .01%
ROBERT CHESEK                                      -0-                 --
E. VIRGIL CONWAY                                56.039           less than .01%
HARRY DALZELL-PAYNE                                -0-                 --
FRANCIS E. JEFFRIES                                -0-                 --
LEROY KEITH, JR.                                   -0-                 --
PHILIP R. McLOUGHLIN                           221.330           less than .01%
EVERETT L. MORRIS                                  -0-                 --
JAMES M. OATES                                     -0-                 --
CALVIN J. PEDERSEN                                 -0-                 --
PHILIP R. REYNOLDS                                 -0-                 --
HERBERT ROTH, JR.                            4,147.978           less than .01%
RICHARD E. SEGERSON                                -0-                 --
LOWELL P. WEICKER, JR.                         172.491           less than .01%
All Trustees and officers as a group
(All persons including the present
  Trustees named above)                    140,121.317           less than .01%

(1) Each Trustee, nominee for election as a Trustee and officer has sole voting and investment power with respect to shares owned or deemed to be owned by him beneficially, except that shares beneficially owned by Mr. McLoughlin and certain other officers are held of record by plan trustees under the terms of a thrift plan of Phoenix Home Life Mutual Insurance Company which may exercise such voting power.

Information Concerning Investment Adviser
  The Fund's investment adviser is Phoenix Investment Counsel, Inc. (the "Investment Adviser"), 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Investment Adviser are owned by Phoenix Equity

Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"). A majority of the outstanding shares of Phoenix Duff & Phelps are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Phoenix Duff & Phelps, Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. Equity Planning's principal offices are located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200.

   In addition to the Fund, the Investment Adviser also serves as investment adviser to Phoenix Total Return Fund, Inc., The Phoenix Edge Series Fund and Phoenix Multi-Portfolio Fund and as a sub-adviser to American Skandia Trust, Chubb America Fund, Inc., JNL Series Trust and SunAmerica Series Trust.

   As compensation for its services to Phoenix Total Return Fund, Inc., the Investment Adviser is entitled to a fee, payable within five days after the end of each month, at the annual rate of 0.65% of the average of the aggregate daily net asset values up to $1 billion; 0.60% of such values between $1 billion and $2 billion; and 0.55% of such values in excess of $2 billion.

   As compensation for its services to Series of The Phoenix Edge Series Fund, the Investment Adviser is entitled to a fee based on an annual percentage rate of the average of the aggregate daily net asset values of each Series of the Trust as follows: for the first $250,000,000 in net assets, 0.40%, 0.50%, 0.55%, 0.60%, 0.70% and 0.75% for the Money Market,
Bond, Balanced, Total Return, Growth and International Series respectively; for the next $250,000,000 in net assets, 0.35%, 0.45%, 0.50%, 0.55%, 0.65%
and 0.70% for the Money Market, Bond, Balanced, Total Return, Growth and International Series respectively; and for net assets over $500,000,000, 0.30%, 0.40%, 0.45%, 0.50%, 0.60% and 0.65% for the Money Market, Bond,
Balanced, Total Return, Growth and International Series respectively. The amounts payable to the Investment Adviser shall be based upon the average of the values of the net assets of the Series as of the close of business each day.

   As compensation for its services to Portfolios of the Phoenix Multi-Portfolio Fund, the Investment Adviser is entitled to a fee based on an annual percentage rate of the average of the aggregate daily net asset values of each Portfolio as follows: for the first $1 billion in assets, 0.45%, 0.75%, 0.75%, 0.75%, 0.50%, and 0.75% for the Bond, Capital Appreciation, International, Endowment Equity, Endowment Fixed Income and Emerging Markets Bond Portfolios respectively; for the next $1 billion in assets, 0.40%, 0.70%, 0.70%, 0.70%, 0.45% and 0.70% for those Portfolios respectively; and for assets over $2 billion, 0.35%, 0.65%, 0.65%, 0.65%, 0.40% and 0.65% for those Portfolios respectively. The amounts payable to the Investment Adviser are based upon the average of the values of the net assets of the Portfolios as of the close of business each day.

   As compensation for its services to American Skandia Trust, the Investment Adviser is entitled to a monthly fee for the previous month at the annual rate of 0.50% of the portion of the average daily net assets of each of the AST Balanced Portfolio and the AST Growth Portfolio not in excess of $25 million; 0.40% of the portion of each Portfolio's average daily net assets over $25 million but not in excess of $75 million; and 0.30% of that portion of each Portfolio's average daily net assets in excess of $75 million. As compensation for its services to Chubb America Fund, Inc., the Investment Adviser is entitled to a quarterly fee at the annual rate of 0.50% of the first $200,000,000 of the average of the aggregate net asset value of the Balanced Portfolio reduced to 0.45% of such net asset values in excess of $200,000,000 up to $1,300,000,000 and further reduced to 0.40% of such net asset values in excess of $1,300,000,000. As compensation for its services to the JNL Series Trust, the Investment Adviser is entitled to a monthly fee at the annual rate of 0.50% of the first $50 million of the average daily net asset values of each of the JNL/Phoenix Investment Counsel Balanced Series and the JNL/Phoenix Investment Counsel Growth Series; 0.40% of those net asset values of each Series from $50 million to $150 million; 0.30% of those net asset values of each Series from $150 million to $300 million; and 0.25% of those net asset values of each Series from $300 million to $500 million; and 0.20% of those net asset values over $500 million for each of the Series respectively.

   As compensation for its services to SunAmerica Series Trust, the Investment Adviser is entitled to a monthly fee at the annual rate of 0.35% per annum on the first $50 million of the average daily net asset values of the Growth Portfolio; 0.30% per annum of the next $100 million; 0.25% per annum on the next $150 million; 0.20% per annum on the next $200 million; and 0.15% per annum thereafter.


   As of October 31, 1995, Phoenix Total Return Fund, Inc., The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, American Skandia Trust (AST Balanced Portfolio and AST Phoenix Capital Growth Portfolio), Chubb America Fund, Inc. (Balanced Portfolio), JNL Series Trust (JNL/Phoenix Investment Counsel Balanced Series and JNL/Phoenix Investment Counsel Growth Series) and SunAmerica Series Trust (Balanced-Phoenix Investment Counsel Portfolio and Growth/Phoenix Investment Counsel Portfolio) had assets under management of approximately $366,427,808, $1,768,311,524, $810,902,079, $189,390,986,
$14,122,992, $3,367,630, and $170,936,136, respectively.


   The Directors of the Investment Adviser are Martin J. Gavin, Executive Vice President, Michael E. Haylon, President and Philip R. McLoughlin, Chairman. The address of Messrs. Gavin and Haylon is 56 Prospect Street, Hartford, Connecticut 06115-0480. The address of Mr. McLoughlin is One American Row, Hartford, Connecticut 06102-5056. The principal occupation of each Director is that of an executive officer of Phoenix Duff & Phelps Corporation. Mr. McLoughlin also serves as a Director of Phoenix Home Life.

   Martin J. Gavin and Michael E. Haylon are officers of the Fund, and officers and Directors of the Investment Adviser. Philip R. McLoughlin, President and Trustee of the Fund, is Chairman and Director of the Investment Adviser. Michael K. Arends, Curtiss O. Barrows, Mary E. Canning, James M. Dolan, John M. Hamlin, Christopher J. Kelleher, Amy L. Robinson, Dorothy J. Skaret, and James D. Wehr, Vice Presidents of the Fund, are also Vice Presidents of the Investment Adviser. William R. Moyer, Vice President of the Fund, is Senior Vice President, Finance and Treasurer of the Investment Adviser.


   Martin J. Gavin, Michael E. Haylon, and Philip R. McLoughlin, are Directors of Equity Planning, the Investment Adviser's parent company, which serves as national distributor of the Fund's shares. For the fiscal years ended October 31, 1993, 1994, and 1995, Equity Planning's gross commissions on sales of Fund shares totalled $10,208,723, $4,578,450 and $6,774,491, respectively. Of these gross selling commissions, $7,524,648, $2,798,000 and $5,917,618, were allowed to dealers during those fiscal years, respectively. Equity Planning also acts as financial agent of the Fund. For services in this capacity during the fiscal years ended October 31, 1993, 1994, and 1995, Equity Planning received fees of $2,405,233, $2,087,779, and $2,173,962, respectively.


The Advisory Agreement

  On August 25, 1993 the Board of Trustees approved the current investment advisory agreement and on November 22, 1993, the shareholders of each Series approved this Investment Advisory Agreement ("Advisory Agreement").

   The Advisory Agreement, provides that the Investment Adviser will serve as investment adviser to the Fund and to each series of the Fund ("Series") established and designated by the Trustees which currently are the Phoenix Balanced Fund Series, Phoenix Convertible Fund Series, Phoenix Growth Fund Series, Phoenix High Yield Fund Series, Phoenix Money Market Fund Series, Phoenix U.S. Stock Fund Series, and the Phoenix U.S. Government Securities Fund Series, and to any additional series of the Fund if requested by the Trustees to do so.

The Advisory Agreement provides that the Investment Adviser shall furnish continuously an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the supervision of the Trustees. The Investment Adviser, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the Investment Adviser) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Investment Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders.

   Under its Advisory Agreement with the Fund, the Investment Adviser is entitled to a fee, payable within five days after the end of each month, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $1,000,000,000 in assets, 0.70%, 0.70%, 0.65%, 0.65%, 0.55%, 0.45% and 0.40% for the Growth,
U.S. Stock, Convertible, High Yield, Balanced, U.S. Government Securities and Money Market Series respectively; for the next $1,000,000,000 in assets, 0.65%, 0.65%, 0.60%, 0.60%, 0.50%, 0.40% and 0.35% for those Series respectively, and for assets over $2,000,000,000, 0.60%, 0.60%, 0.55%, 0.55%,
0.45%, 0.35% and 0.30% for those Series respectively. The amounts payable to the Investment Adviser shall be based upon the average of the values of the net assets of the Series at the close of business each day, computed in accordance with the method set forth in the Fund's Declaration of Trust.


   For services to the Fund during the fiscal years ended October 31, 1993, 1994, and 1995 the Investment Adviser received fees of $34,501,010, $37,915,913, and $34,684,220, respectively.


   Under the Advisory Agreement, the Investment Adviser has agreed to reimburse the Fund monthly for the amount, if any, by which the total operating and management expenses of any Series (including the Investment Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expense which such Series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such Series are then qualified for sale. Present expense limitations, to the knowledge of the Fund, require that the Investment Adviser reimburse the Fund, to the extent of the compensation received by it from the Fund, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) of any Series in any fiscal year exceed 2.5% of the first $30,000,000, 2% of the next $70,000,000, and 1.5% of any excess over $100,000,000 of such Series' average net asset values for such fiscal year.

   In addition, the Investment Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Series to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% and 1.60% of average daily net asset values for Class A Shares and Class B Shares respectively. Such reimbursement will be made within five days after the end of each month. In addition, for the fiscal year ended October 31, 1993, the Adviser also agreed to assume expenses and reduce the advisory fees for the benefit of the U.S. Government Securities Series and the High Quality Bond Series (no longer available) to the extent that such expenses of each Series exceeded 0.75%. Expense reimbursements other than reimbursement for the Money Market Series were discontinued as of November 1, 1993.



   Pursuant to expense reimbursement agreements, for the fiscal years ended October 31, 1993, 1994 and 1995, the Adviser reimbursed the Trust $8,535, $0 and $0 respectively, for the benefit of the Money Market Series. In addition, for the fiscal year ended October 31, 1993 the Adviser reimbursed the Trust $164,132 for the benefit of the U.S. Government Securities Series. For the fiscal year ended October 31, 1993, the Adviser reimbursed the Trust $150,241 for the benefit of the High Quality Bond Series. (No longer offered.)


   The Advisory Agreement provides that the Investment Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Adviser in the performance of its duties thereunder.

   The Advisory Agreement continues in force from year to year for all Series, provided that, with respect to each Series, the Advisory Agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the Advisory Agreement and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Advisory Agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said Investment Company Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each Series, by a vote of a majority of the outstanding voting securities of such Series or by the Investment Adviser upon sixty (60) days' written notice to the Fund.

Portfolio Transactions and Brokerage
  In effecting portfolio transactions for all Series of the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Investment Adviser may cause any Series of the Fund to pay a broker or dealer an amount of commission for effecting securities transactions in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Series yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to any Series of the Fund or the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contracts with the Fund and may benefit both other Series of the Fund and other clients of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser may benefit one or more Series of the Fund. Where transactions are made in the over-the-counter market, the Investment Adviser will cause all Series of the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. It is the present policy of the Fund not to effect any portfolio transactions with Equity Planning.

   The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


   For the fiscal years ended October 31, 1993, 1994 and 1995, brokerage commissions paid by the Fund on portfolio transactions totalled $8,786,000, $10,376,000, and $10,324,000, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund, its adviser or its underwriter.


   Investment decisions for each Series are made independently from those of any other Series or those of the other investment companies advised by the Investment Adviser. Simultaneous transactions are inevitable when several Series and other investment companies are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one Series and one or more of the other investment companies. When two or more Series and one or more of the other investment companies advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Series and the other investment companies. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular Series is concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Investment Adviser as investment adviser to all Series of the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.


   For the fiscal year ended October 31, 1995, the portfolio turnover rates for the Growth Fund Series, High Yield Fund Series, Balanced Fund Series, U.S. Stock Fund Series, Convertible Fund Series, and U.S. Government Securities Fund Series were 109%, 147%, 197%, 331%, 79%, and 178%, respectively. For the fiscal year ended October 31, 1994, the portfolio turnover rates for Growth Fund Series, High Yield Fund Series, Balanced Fund Series, U.S. Stock Fund Series, Convertible Fund Series, and U.S. Government Securities Fund Series were 118%, 222%, 159%, 306%, 91%, and 101%, respectively. For the fiscal year ended October 31, 1993, the portfolio turnover rates for the Growth Fund Series, High Yield Fund Series, Balanced Fund Series, U.S. Stock Fund Series, Convertible Fund Series, and U.S. Government Securities Fund Series were 176%, 157%, 130%, 192%, 94%, and 264%, respectively.

                                   PROPOSALS

                                 PROPOSAL NO. 1

       TO APPROVE OR NOT APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST
                   REGARDING THE PERMITTED NUMBER OF TRUSTEES

   It is proposed that the Declaration of Trust be amended for the purpose of increasing the permitted number of Trustees.


   In connection with the recent merger of Phoenix Securities Group, Inc. into Duff & Phelps Corporation (renamed Phoenix Duff & Phelps Corporation), the Fund's Trustees have determined that adding certain Duff & Phelps' investment company directors to the Fund's Board should facilitate Fund operations and the provision and oversight of Fund services. The Fund's current Declaration of Trust contains the following language in Section 2.1:


   (a) Number and Election. At each annual meeting, or at a special meeting held in lieu thereof, the Shareholders shall fix the number of Trustees, which shall be not less than five (5) nor more than twelve
       (12) Trustees, to serve until the next annual meeting or until the election and qualification of their successors, and shall at such meeting elect the number of Trustees so fixed. The Trustees serving as such may increase (to not more than 12) or decrease (to not less than five) the number of Trustees to a number other than the number theretofore fixed. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. However, the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (d) of this Section 2.1"

   This Section 2.1 in the proposed amended Declaration of Trust contains the following language:

  "(a) Number and Election. At each meeting for the purpose, the Shareholders shall fix the number of Trustees, to serve until the election and qualification of their successors, and shall at such meeting elect the number of Trustees so fixed. The Trustees serving as such may increase or decrease the number of Trustees to a number other than the number theretofore fixed. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. However, the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (d) of this Section 2.1."


   Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Fund. If this proposal is approved, the Trustees may fix the number of Trustees as outlined in this proposal unless and until a new proposal with respect to the number of Trustees is approved by the shareholders. Under the 1940 Act, the Trustees must be elected by the shareholders, although the Trustees themselves can act to fill Board vacancies. If, at any time, less than a majority of the Trustees have been elected by the shareholders, the Board or an appropriate officer of the Fund will call a shareholder meeting to elect Trustees within the ensuing sixty day period.



                                RECOMMENDATION

                   THE TRUSTEES RECOMMEND A VOTE "FOR" THE
                       APPROVAL OF THE AMENDMENT TO THE
                             DECLARATION OF TRUST

                                 PROPOSAL NO. 2

                             ELECTION OF TRUSTEES

   In the event Proposal 1 is not approved by the shareholders, this Proposal 2 will not be submitted to a vote at the meeting.

   If Shareholders approve Proposal 1, the persons named in the enclosed proxy intend, unless such authority is withheld, to vote for fixing the number of Trustees at fourteen and for the election as Trustees of the nominees named below. All of the nominees except Messrs. Jeffries, Morris and Pedersen, are presently Trustees of the Fund. The Trustees are recommending that the shareholders fix the number of Trustees at fourteen and elect the persons whom they have nominated, upon recommendation of the Nominating Committee, for election as Trustees.

   Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the next meeting of shareholders or until the election and qualification of their successors. Executive officers were elected by the Trustees on February 16, 1994 and will hold office until the first meeting of the Trustees following the 1996 shareholders' meeting or until the election and qualification of their successors.

   The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Fund's executive officers and also sets forth information as to other directorships held by nominees for election as Trustees.

Nominees for Election as Trustees

  C. DUANE BLINN, 68, Trustee since 1980. Partner in the law firm of Day, Berry & Howard; Trustee/Director, the Phoenix Funds; Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   ROBERT CHESEK, 61, Trustee since 1981 (Chairman from 1989 to 1994). Trustee/Director, the Phoenix Funds; Director and Chairman, Phoenix Investment Counsel, Inc. (until 1994); Trustee/Director and Chairman, the National Affiliated Investment Companies (May, 1993-December, 1993); Vice President, Common Stock, Phoenix Home Life Mutual Insurance Company (until
1993).


   E. VIRGIL CONWAY, 66, Trustee since 1993. Chairman, Financial Accounting Standards Advisory Council. Trustee/Director, the Phoenix Funds, Consolidated Edison Company of New York, Inc., Pace University, Atlantic Mutual Insurance Company, HRE Properties, Greater New York Councils, Boy Scouts of America, Union Pacific Corp., Centennial Insurance Company, Josiah Macy, Jr. Foundation, and the Harlem Youth Development Foundation; Director, Accuhealth, Trism, Inc., Realty Foundation of New York, and Chairman, New York Housing Partnership Development Corp.; Chairman, Audit Committee of the City of New York; Chairman, Metropolitan Transportation Authority. Advisory Director, Fund Directions, Blackrock Mortgage Securities Fund and Blackrock Freddie Mac Mortgage Securities Fund; Director/Trustee, the National Affiliated Investment Companies (1987-1993); Director, New York Chamber of Commerce and Industry (1979-1990).


   HARRY DALZELL-PAYNE, 66, Trustee since 1993. Trustee/Director, the Phoenix Funds. Director, Farragut Mortgage Co., Inc. (1991-1994). Consultant, The Levett Group Holding, Inc. (1989-1990) and independent real estate market consultant (1982-1990). Director/Trustee, the National Affiliated Investment Companies (1987-1993); formerly, a Major General of the British Army.

   *FRANCIS E. JEFFRIES, 65, Chairman of the Board, Phoenix Duff & Phelps. Trustee, Phoenix Duff & Phelps Mutual Funds. Director, Duff & Phelps Utilities Income Fund, Duff & Phelps Utilities Tax-Free Income, Inc. Duff & Phelps Utility and Corporate Bond Trust Inc. and The Empire District Electric Company. Director (1989-1995), Chief Executive Officer (1992-1995) and President (1989-1993), Duff & Phelps Corporation.

   LEROY KEITH, JR., 57, Trustee since 1980. Trustee/Director, the Phoenix Funds; Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust; Director, Keystone International Fund, Inc. Director, Equifax Corporation; President, Morehouse College (1987-1994); Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993); Director, First Union Bank of Georgia (1989-1993) and Blue Cross/Blue Shield (1989-1993).

   *PHILIP R. MCLOUGHLIN, 49, Trustee and President since 1989. Executive Vice President and Chief Investment Officer, Phoenix Home Life Mutual Insurance Company; Director/Trustee and President, the Phoenix Funds; Vice Chairman and Chief Executive Officer, Phoenix Duff & Phelps; Director and President, Phoenix Equity Planning Corporation; Director, Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc.; Director, Chairman and Chief Executive Officer, National Securities & Research Corporation; Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).


   EVERETT L. MORRIS, 66, Vice President, W. H. Reaves and Company (1993-present). Trustee, Phoenix Duff & Phelps Mutual Funds. Director, Duff & Phelps Utilities Tax-Free Income, Inc. and Utility and Corporate Bond Trust, Inc. Director, Public Service Enterprise Group Incorporated and President and Chief Operating Officer of Enterprise Diversified Holdings Incorporated (1992-
1993). Senior Executive Vice President and Chief Financial Officer, Public Service Electric and Gas Company (1991-1992). Director, First Fidelity Bank, N.A., N.J. (until 1991).

   JAMES M. OATES, 49, Trustee since 1987. Managing Director, The Wydown Group; Trustee/Director, the Phoenix Funds; Director, Phoenix Duff & Phelps Corporation, Investors Bank & Trust Corporation, Investors Financial Services Corporation, Blue Cross and Blue Shield of New Hampshire, and Govett Worldwide Opportunity Funds Inc.; President and Chief Executive Officer, Neworld Bank (1984-1994); Director, Massachusetts Bankers Association (1990-1993); Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993); Director, Savings Bank Life Insurance Company (1988-1994).

   *CALVIN J. PEDERSEN, 53, Director, Phoenix Duff & Phelps (since 1992). President, Phoenix Duff & Phelps (since July 1993). Executive Vice President, Duff & Phelps (January 1992 to July 1993). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. Trustee, Phoenix Duff & Phelps Mutual Funds.

   PHILIP R. REYNOLDS, 68, Trustee since 1984. Director, Vestaur Securities, Inc. (mutual fund); Trustee and Treasurer, J. Walton Bissell Foundation, Inc.; Trustee/Director, the Phoenix Funds; Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   HERBERT ROTH, JR., 67, Trustee since 1980. Trustee/Director, the Phoenix Funds; Director, Phoenix Home Life Mutual Insurance Company, Boston Edison Company, Landauer, Inc. (medical services), Tech Ops./Sevcon Inc. (electronic controllers), and Mark IV Industries (diversified manufacturer); Director, Key Energy Group (oil rig service)(1988- 1994); Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   RICHARD E. SEGERSON, 49, Trustee since 1993. Trustee/Director, the Phoenix Funds; Vice President and General Manager, Coats & Clark, Inc. (previously Tootal American, Inc.)(1991-1993); Director/Trustee, the National Affiliated Investment Companies (1984-1993); Consultant, Tootal Group (1989-1991).

   LOWELL P. WEICKER, JR., 64, Trustee since 1995. Trustee/Director, the Phoenix Funds; Chairman, Dresing, Lierman, Weicker; Governor, State of Connecticut (1991-1995).

   *Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Mr. Jeffries is Director and Chairman of the Board and Mr. Pedersen is Director and President of Phoenix Duff & Phelps and therefore an "interested person" of the Fund's Investment Adviser and, as such is an "interested person" of the Fund. Mr. McLoughlin is a director of the Investment Adviser and therefore an "interested person" of the Fund's Investment Adviser and, as such, is an "interested person" of the Fund.

Executive Officers
  (Other than Philip R. McLoughlin, President, who is described above.)

   MARTIN J. GAVIN, 45, Executive Vice President since 1995. Executive Vice President, Finance and Operations, Phoenix Duff and Phelps. Executive Vice President and Director, Phoenix Investment Counsel, Inc., and Phoenix Equity Planning Corporation. Director, W.S. Griffith & Co., Inc. and Townsend Financial Advisers, Inc. Director and Vice President, PM Holdings, Inc. Executive Vice President, Phoenix Funds. Senior Vice President, Investment Products, Phoenix Home Life Mutual Insurance Company (until 1995).

   MICHAEL E. HAYLON, 38, Executive Vice President since 1995. Executive Vice President, Investments, Phoenix Duff & Phelps. Executive Vice President, Phoenix Funds. Director and President, Phoenix Investment Counsel, Inc. Director and Executive Vice President, National Securities & Research Corporation. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

   MICHAEL K. ARENDS, 42, Vice President since 1994. Vice President, Phoenix Strategic Equity Series Fund, National Securities & Research Corporation and Phoenix Investment Counsel, Inc. Portfolio Manager, Phoenix Home Life Mutual Insurance Company (1994-1995). Various positions with Kemper Financial Services (1983-1994).

   CURTISS O. BARROWS, 44, Vice President since 1995. Vice President, The Phoenix Edge Series Fund, Phoenix Investment Counsel, Inc., and National Securities & Research Corporation. Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1985-1991).

   MARY E. CANNING, 39, Vice President since 1987. Vice President, The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc. Associate Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1982-1994).

   JAMES M. DOLAN, 46, Vice President since 1991. Vice President and Compliance Officer and Assistant Secretary, Phoenix Equity Planning Corporation. Vice President, Phoenix Funds. Vice President, Assistant Clerk and Assistant Secretary, Phoenix Investment Counsel, Inc. Vice President and Compliance Officer, Assistant Secretary, National Securities & Research Corporation. Vice President and Compliance Officer, Phoenix Realty Advisors, Inc. Chief Compliance Officer, Phoenix Realty Securities, Inc.

   JOHN M. HAMLIN, 37, Vice President since 1994. Vice President, Phoenix Income and Growth Fund. Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company (1989-1995).

   CHRISTOPHER J. KELLEHER, 38, Vice President since 1989. Vice President, The Phoenix Edge Series Fund, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1983-1994).

   WILLIAM R. MOYER, 51, Vice President since 1991. Senior Vice President, Finance, and Treasurer, Phoenix Equity Planning Corporation and National Securities & Research Corporation. Senior Vice President, Finance and Treasurer, Phoenix Investment Counsel, Inc. Vice President, the Phoenix Funds. Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps Corporation. Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. and Townsend Financial Advisers, Inc.; Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company; (until 1995).

   AMY ROBINSON, 37, Vice President since 1989. Vice President, The Phoenix Edge Series Fund, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. Managing Director, Trading Common Stock, Phoenix Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1979-1994).

   LEONARD J. SALTIEL, 41, Vice President since 1994. Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company. Senior Vice President, Phoenix Equity Planning Corporation. Vice President, Phoenix Funds and National Securities & Research Corporation. Various positions with Phoenix Home Life Mutual Insurance Company (1992-1994).

   DOROTHY J. SKARET, 43, Vice President since 1990. Vice President, The Phoenix Edge Series Fund, Phoenix Investment Counsel, Inc., National Securities & Research Corporation, and Phoenix Realty Securities, Inc. Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1986-1994).

   JAMES D. WEHR, 38, Vice President since 1988. Vice President, The Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix California Tax-Exempt Bonds, Inc., Phoenix Investment Counsel, Inc., and National Securities & Research Corporation. Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1981-1991).

   G. JEFFREY BOHNE, 48, Secretary since 1993. Vice President and General Manager, Phoenix Home Life Mutual Insurance Company; Vice President, Transfer Agent Operations, Phoenix Equity Planning Corporation. Secretary, the Phoenix Funds. Vice President, Home Life of New York Insurance Co. (1984-1992).

   NANCY G. CURTISS, 43, Treasurer since 1994. Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company. Vice President, Fund Accounting, Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds. Various positions with Phoenix Home Life Mutual Insurance Company (1978-1994).

Audit, Nominating and Executive Committees

  The Board of Trustees has an Audit Committee, a Nominating Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which Trustees are elected.

   The members of the Audit Committee of the Fund include only Trustees who are not interested persons of the Fund. The current members of the Audit Committee are Messrs. C. Duane Blinn, E. Virgil Conway, James M. Oates, Herbert Roth, Jr., Richard E. Segerson, and Lowell P. Weicker, Jr. none of whom is an interested person, as that term is defined in the Investment Company Act of 1940, of the Fund. The Audit Committee held four meetings during the fiscal year ended October 31, 1995.

   The Audit Committee meets with the Fund's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, recordkeeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Fund pursuant to the Advisory Agreement and other service agreements to determine if the Fund is receiving satisfactory services at reasonable prices; reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations; makes an annual recommendation concerning the appointment of auditors and approves all services provided by auditors. The Audit Committee reports the results of its inquiries to the Board of Trustees.

   The Nominating Committee consists only of Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. The Nominating Committee held one meeting during the fiscal year ended October 31, 1995 and met on November 15, 1995. The Nominating Committee currently consists of Messrs. Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. Reynolds and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as Trustee of the Fund.

   The Executive Committee consists of three Trustees, two of whom are not interested persons of the Fund. The Executive Committee is empowered to act for the Board on matters that can be delegated to a committee. The Executive Committee meets on an as-needed basis as appropriate between Board meetings.


   Five meetings of the Board of Trustees were held during the fiscal year ended October 31, 1995. During this fiscal year all but one of the Trustees attended 100% of the meetings of the Board. None of the Trustees attended fewer than 75% of the meetings of the Board. Each Trustee who served on the Audit, Nominating or Executive Committee attended 100% of the Committee's meetings.


   Each Trustee who is not a full-time employee of the Investment Adviser or any of its affiliates currently receives for his services on the Boards of the relevant Phoenix Funds, a retainer at the annual rate of $30,000 and $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee attended. For the Fund alone, each Trustee who is not a full-time employee of the Investment Adviser or any of its affiliates receives for his services a retainer at the annual rate of $3,000 and a fee of $200 per meeting attended; each Trustee who serves on the Audit Committee of the Fund receives a retainer at the annual rate of $200 and $200 per Audit Committee meeting attended; each Trustee who serves on the Nominating Committee of the Fund receives a retainer at the annual rate of $100 and $1,000 per joint Nominating Committee meeting attended; each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $100 and $1,000 per joint Executive Committee meeting attended. Officers are compensated for their services by the Investment Adviser and receive no compensation from the Fund.


   For services rendered to the Fund during the fiscal years ended October 31, 1993 and 1994 the Trustees received an aggregate of $66,068 and $121,247, respectively, from the Fund as Trustees' fees. For services rendered to the Fund during the fiscal year ended October 31, 1995, the Trustees of the Fund received an aggregate of $118,120 as Trustees' fees.

For the Fund's last fiscal year, the Trustees received the following compensation:

                                COMPENSATION TABLE

                                      Pension or                   Total
                                      Retirement               Compensation
                                       Benefits   Estimated   From Fund and
                                       Accrued      Annual    Fund Complex
                         Aggregate    as Part of   Benefits    (10 Funds)
                       Compensation      Fund        Upon         Paid
Name                     From Fund     Expenses   Retirement   to Trustees
----------------------  ----------   -----------  ----------  -------------
C. Duane Blinn           $13,480*                                $50,000
Robert Chesek            $10,780                                 $40,000
E. Virgil Conway         $13,750                                 $51,000
Harry Dalzell-Payne      $11,310                                 $42,000
Leroy Keith, Jr.         $10,790         None         None       $40,000
Philip R. McLoughlin     $     0       for any       for any     $     0
James M. Oates           $13,480       Trustee       Trustee     $50,000
Philip R. Reynolds       $11,310                                 $42,000
Herbert Roth, Jr.        $14,280*                                $53,000
Richard E. Segerson      $13,480                                 $50,000
Lowell P. Weicker, Jr.   $ 5,460                                 $21,000

   *This compensation (and the earnings thereon) was deferred pursuant to the Trustees Deferred Compensation Plan.

                                 RECOMMENDATION

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                                 PROPOSAL NO. 3

               RATIFICATION OR REJECTION OF SELECTION OF AUDITORS


   On the recommendation of the Audit Committee, the Trustees (including a majority of those Trustees who are not interested persons of the Fund) have selected Price Waterhouse LLP, independent accountants, as auditors for the Fund for the fiscal year ending October 31, 1995. The Fund has been advised that none of the partners of such firm have any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.



   A representative of Price Waterhouse LLP, auditors for the Fund for the fiscal year ended October 31, 1994, will be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.


   The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and prepare or review the Fund's income tax returns.

                                 RECOMMENDATION

                THE TRUSTEES RECOMMEND A VOTE "FOR" RATIFICATION
                          OF THE SELECTION OF AUDITORS

                                 PROPOSAL NO. 4

                          TO APPROVE OR NOT TO APPROVE
                                 A CHANGE IN THE
                         FUND'S INVESTMENT RESTRICTIONS
                        TO EXPRESSLY PROHIBIT INVESTMENT
                       IN REAL ESTATE LIMITED PARTNERSHIPS

   The Fund's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contain a general prohibition against making investments in real estate. Specifically, investment restriction number 8 as set forth on page 12 of the Fund's current Statement of Additional Information, reads as follows:

   "The Trust may not . . .

   Make investments in real estate . . . although (i) the Trust may purchase securities of issuers which deal in real estate . . . and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts . . ."

   The Texas State Securities Board has required that, in order for the Fund's securities to continue to be sold in Texas, the Fund undertake to modify its investment restrictions to explicitly include reference to a prohibition on investment in real estate limited partnerships. The Fund's investment restrictions are fundamental policies which may not be changed without shareholder approval. Accordingly, the Fund has notified the Texas State Securities Board that this amendment would be presented to the shareholders for approval. Because the Fund has not invested, and does not anticipate investing, in real estate limited partnerships, this change should have no impact on the Fund's investments or the Investment Adviser. The Fund and all shareholders should benefit from the Fund's ability to sell its shares in the State of Texas.

   Under the proposed amendment, the investment restriction number 8 regarding real estate as set forth above would be revised by inserting the words "(including real estate limited partnerships)" after the words "[M]ake investments in real estate. . ."

                                 RECOMMENDATION

                     THE TRUSTEES RECOMMEND A VOTE "FOR" THE
                    APPROVAL OF THE PROPOSED AMENDMENT TO THE
                         FUND'S INVESTMENT RESTRICTIONS

                                 PROPOSAL NO. 5

           TO APPROVE OR NOT APPROVE A CHANGE IN THE FUND'S INVESTMENT
       RESTRICTIONS TO CLARIFY THE AMOUNT OF SECURITIES OF AN ISSUER THAT
                                MAY BE PURCHASED.

   Under the 1940 Act, a management company is considered "diversified" if, among other things, its investments are limited with respect to any one issuer to not more than 10% of the outstanding voting securities of such issuer. The Fund's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contain a provision concerning the amount of securities of an issuer that may be purchased. Specifically, investment restriction number 1 as set forth on page 12 of the Fund's current Statement of Additional Information, provides that:

The Trust may not . . .

   "Purchase for any Series securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter
(i) more than 5% of such Series' total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Series or by all Series of the Trust in the aggregate."

   Under the proposed amendment, investment restriction (ii) would be revised to more closely track the language and intent of 1940 Act section 5(b)(1) by specifying a limit of "(ii) [not] more than 10% of the outstanding debt or more than 10% of the outstanding voting securities of an issuer . . ."

                                 RECOMMENDATION

             THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE
            PROPOSED AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS

                                 PROPOSAL NO 6.

                                  MISCELLANEOUS

   As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

                                VOTES REQUIRED

   The shares of all Series will be voted together with respect to the Proposals. The Vote of a Majority of the Outstanding Shares of the Fund (as defined in the 1940 Act) is necessary for the approval of each Proposal. For this purpose, the Vote of a Majority of the Outstanding Shares of the Fund means the lesser of (A) the vote of 67% or more of the holders of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (B) the vote of the holders of more than 50% of the outstanding shares of the Fund.

                  PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

   The next meeting of Shareholders is scheduled to be held in 1999. Proposals by any Shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before December 31, 1998.

                                 By Order of the Board of Trustees,

                                 G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
January 26, 1996

PHOENIX SERIES FUND                                                      PROXY
101 Munson Street
Greenfield, Massachusetts 01301

                  Proxy for a Special Meeting of Shareholders
                               February 20, 1996
      The undersigned shareholder of Phoenix Series Fund (the "Fund"), hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and Richard
J. Wirth, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited on the reverse) at the Special Meeting of Shareholders of the Fund to be held on February 20, 1996 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

      The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND
                     A VOTE "FOR" EACH OF THE PROPOSALS.


[ ]     Please mark votes as in this Example.

PROPOSAL 1.       APPROVAL OF AMENDMENT TO DECLARATION OF TRUST
                  REGARDING THE PERMITTED NUMBER OF TRUSTEES

            [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN

PROPOSAL 2.  ELECTION OF TRUSTEES
                                                            Withhold     For All
                                                   For      Authority   Except*
To fix the number of Trustees at fourteen and      [ ]        [ ]         [ ]
elect Trustees (except as marked to the
contrary below)

D. Blinn, R. Chesek, V. Conway, H. Dalzell-Payne, F. Jeffries, L. Keith,
P. McLoughlin, E. Morris, J. Oates, C.Pedersen, P. Reynolds, H. Roth,
R. Segerson and L. Weicker.

*(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name. Unless authority is withheld to vote for all nominees, the persons named as proxies shall vote to fix the number of Trustees at fourteen.)

PROPOSAL 3.    RATIFICATION OF SELECTION OF PRICE WATERHOUSE LLP AS
               AUDITORS

           [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

PROPOSAL 4.    APPROVAL OF AMENDMENT TO INVESTMENT RESTRICTIONS
               REGARDING REAL ESTATE LIMITED PARTNERSHIPS

           [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

PROPOSAL 5.    APPROVAL OF AMENDMENT TO INVESTMENT RESTRICTIONS
               REGARDING LIMITS ON INVESTMENTS IN AN ISSUER

           [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

PROPOSAL 6.    TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY MAY
               COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY FOR THE ELECTION OF TRUSTEES AND IN FAVOR OF THE PROPOSALS. PLEASE RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

                  Dated: __________________________, 19___

                    --------------------------------------


                    --------------------------------------
                        Signature of Shareholder(s)

               The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.
proxy\psf4